AMENDED SCHEDULE A DATED TO
                      AGREEMENT AND DECLARATION OF TRUST OF
                            OLD MUTUAL ADVISOR FUNDS

                           AS AMENDED DECEMBER 5, 2005


                                                                                    CLASSES OF
PORTFOLIO                                                                         EACH PORTFOLIO
--------------------------------------------------------------------- ---------------------------------------

Old Mutual Asset Allocation Conservative Portfolio                                   Class A
                                                                                     Class C
                                                                               Institutional Class
                                                                                     Class Z

Old Mutual Asset Allocation Balanced Portfolio                                       Class A
                                                                                     Class C
                                                                               Institutional Class
                                                                                     Class Z

Old Mutual Asset Allocation Moderate Growth Portfolio                                Class A
                                                                                     Class C
                                                                               Institutional Class
                                                                                     Class Z

Old Mutual Asset Allocation Growth Portfolio                                         Class A
                                                                                     Class C
                                                                               Institutional Class
                                                                                     Class Z

Old Mutual Copper Rock Emerging Growth Fund                                          Class A
                                                                                     Class C
                                                                               Institutional Class
                                                                                     Class Z

Old Mutual Analytic Defensive Equity Fund                                            Class A
                                                                                     Class C
                                                                               Institutional Class
                                                                                     Class Z



                                                     By: /s/ Andra C. Ozols
                                                     -----------------------
                                                     Name:    Andra C. Ozols
                                                     Title:   Vice President